Summary Prospectus

December 27, 2013

Direxion Monthly Commodity Bull 2X Fund: DXCLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the
Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.direxionfunds.com/regulatory-documents. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated December 27, 2013, are incorporated by reference into this Summary Prospectus.

Important
Information Regarding the Fund

The Direxion Monthly Commodity Bull 2X Fund (the “Fund”) seeks calendar month leveraged investment results. The pursuit of calendar month leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the Morgan Stanley® Commodity Related Equity Index. The pursuit of calendar month leveraged investment goals means that the return of the Fund for a period longer than a full calendar month may have no resemblance to 200% of the return of the Morgan Stanley® Commodity
Related Equity Index for such longer period because the aggregate return of the Fund is the product of the series of calendar month leveraged returns for each calendar month. The path of the underlying index during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the underlying index for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated goal and the performance of the underlying index for the full calendar month.

Investment Objective

The Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the Morgan Stanley® Commodity Related Equity Index. The Fund seeks calendar month leveraged investment results and does not seek to achieve its stated investment objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees

0.75%

Distribution and/or Service (12b-1) Fees

0.25%

Other Expenses (Operating Services Fee)(2)

0.35%

Total Annual Fund Operating Expenses(3)

1.35%

(1)

  The Annual Operating Expenses of the Fund have been restated to reflect a reduction in the Operating Services Fee and removal of the Shareholder Servicing Fee.

(2)

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating
Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds This Operating Services Agreement may be terminated at any time by the Board of Trustees.

(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial
Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year

3 Years

5 Years

10 Years

Investor Class

$
137

$
428

$
739

$
1,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or
“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund
Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategy

The Fund, under normal circumstances, invests at least 80% of its assets in the equity securities that comprise the Morgan Stanley® Commodity Related Equity Index (the “Index”) and/or

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Direxion Monthly Commodity Bull 2X Fund

financial instruments that, in combination, provide leveraged and unleveraged exposure to the Index. The financial instruments in which the Fund may invest include exchange-traded funds
(“ETFs”), stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund may hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Index is provided by Morgan Stanley® (the “Index Provider) and is an equal-dollar weighted index of shares of 20 widely held domestic and foreign companies selected by the Index Provider that are involved in commodity-related industries such as energy (e.g. oil and gas production and oilfield services and equipment), non-ferrous metals, precious metals, agriculture and forest products. The Index was developed with a base value of 200 as of March 15, 1996. The Index Provider is not a sponsor of, or in any way affiliated with, the Fund.

The Fund may gain exposure
to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure either by directly investing in the underlying securities of the Index or by investing in derivatives that provide exposure to those securities. The Fund seeks to remain fully invested at all times consistent with its stated goal. At the close of the markets on the last trading day of each month, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the month will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen over the course of a given month, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen over the course of a given month, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the
Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Active and Frequent Trading Risk — The
Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk — Because the Fund
magnifies the performance of the Index, the Fund’s performance will suffer during conditions in which the Index declines.

Adviser’s Investment Strategy Risk — The Adviser utilizes a quantitative methodology to select investments for the
Fund. Although this methodology is designed to correlate the Fund’s performance with the performance of the Index, there is no assurance that such methodology will be successful and will enable the Fund to achieve its investment objective.

Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Commodity-Related Sector Risk — The Fund invests in the securities of companies in the commodities sector. Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Concentration Risk — Concentration risk results from focusing the Fund’s investments in a specific industry or sector. The performance of a fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments. A fund that concentrates its investments in an industry or group of industries also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries.

Counterparty Risk — The
Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position.
These financial instruments may include swap agreements and structured notes. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the
Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.
Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any

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Direxion Monthly Commodity Bull 2X Fund

investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Depositary Receipt Risk — To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Derivatives Risk — The Fund uses
investment techniques, including investments in derivatives such as futures contracts, forward contracts, options and swaps, which may be considered aggressive. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures Contracts. There may be
an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed numbers of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Effects of Compounding and
Market Volatility Risk — The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of its underlying index for periods other than a calendar month. The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. This means that for a period longer than one calendar month, the pursuit of monthly goals may result in monthly leveraged compounding. It also means that the return of an underlying index over a period of time greater than one calendar month multiplied by the Fund’s monthly target (200%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Fund’s underlying index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of two times its underlying index in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the underlying index experiences volatility. The underlying index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the underlying index. The table below provides examples of how underlying index volatility could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period and is shown to illustrate how holding the Fund for a period longer than one calendar month may negatively impact investment return. As shown below, this Fund, or any other 2X Bull Fund, would be expected to lose 9.8% (as shown in Table 1 below) if its underlying index provided no return over a one year period during which the underlying index experienced annualized volatility of
25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 53.6%.

At higher ranges of volatility, there is a chance of a significant loss of value even if the underlying index is flat. For instance, if the underlying index’s annualized volatility is 100%, the Fund would be expected to lose 70.2% of its value, even if the cumulative underlying index return for the year was only 0%.

Table 1

  One
 Year
 Index
Return

200% One Year Index Return

Volatility Rate

10%

25%

50%

75%

100%

–60%

–120%

–86.8%

–88.7%

–93.5%

–97.3%

–98.7%

–50%

–100%

–77.7%

–80.4%

–87.6%

–94.1%

–97.1%

–40%

–80%

–66.4%

–70.1%

–79.6%

–89.5%

–94.4%

–30%

–60%

–53.0%

–57.7%

–70.0%

–82.1%

–90.3%

–20%

–40%

–37.7%

–43.4%

–58.6%

–73.7%

–85.2%

–10%

–20%

–20.6%

–27.5%

–44.6%

–62.9%

–78.0%

0%

0%

–1.7%

–9.8%

–31.4%

–53.6%

–70.2%

10%

20%

18.9%

9.5%

–15.8%

–41.7%

–60.8%

20%

40%

40.9%

29.8%

0.3%

–24.8%

–51.0%

30%

60%

64.4%

51.8%

19.4%

–9.7%

–39.1%

40%

80%

89.3%

74.4%

37.3%

1.3%

–26.6%

50%

100%

115.5%

98.5%

57.5%

15.3%

–13.4%

60%

120%

142.9%

123.6%

77.4%

30.9%

–0.9%

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Direxion Monthly Commodity Bull 2X Fund

The Index’s annualized historical volatility rate for the period from September 30, 2008 through September 30, 2013 is 34.46%. The Index’s highest volatility rate for any one calendar year during the five-year period is 60.39% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period from September 30, 2008 through September 30, 2013 is 6.23%. Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future.

For information regarding the effects of volatility and index performance on the long-term performance of the
Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s full prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional
Information.

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. This table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

Equity Securities Risk — Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Gain Limitation Risk — Rafferty will attempt to position the Fund’s portfolio to ensure that the Fund does not lose more than 90% of its NAV in a given calendar month. The cost of such downside protection will be limitations on the Fund’s gains. As a consequence, the Fund’s portfolio may not be responsive to Index gains beyond 45% in a given calendar month.
For example, if the Index were to gain 50%, the Fund might be limited to a calendar month gain of 90% rather than 100%, which is 200% of the Index gain of 50%.

Intra-Calendar Month Investment Risk — The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.
An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase. If the Index moves in value in a direction favorable to the Fund, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index moves in value in a direction adverse to the Fund, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Since the Fund starts each month with exposure which is 200% of its net assets, a change in both the exposure and the net assets of the Fund by the same absolute amount results in a change in the comparative relationship of the two. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the month, it would seek $200 of exposure to the next month’s Index performance. If the Index rose by 1% by mid-month, the exposure of the Fund will have risen by 1% to $202 and the net assets will have risen by that $2 gain to $102. With net assets of $102 and exposure of
$202, a purchaser at that point would be receiving 198% exposure of her investment instead of 200%.

Leverage
Risk — If you invest in the Fund, you are exposed to the risk that a decline in the monthly performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 2% for every
1% monthly decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the Index if the Index declines between the end of the last calendar month and the time the investor purchased
Fund shares.

Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Market Timing Activity Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Monthly Correlation Risk — There is no guarantee that the Fund will achieve its monthly leveraged investment objective. The
Fund may have difficulty achieving its monthly leveraged investment objective due to fees and expenses, high portfolio turnover, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in its underlying Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the underlying Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its Index. Activities surrounding index reconstitutions and other index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month leveraged investment objective in that month. The Fund seeks to

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Direxion Monthly Commodity Bull 2X Fund

rebalance its portfolio monthly to keep leverage consistent with its calendar month leveraged investment objective.

Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Other Investment Companies
(including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the
Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Tracking Error Risk — The Fund may have difficulty achieving its calendar month leveraged investment objective due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A failure to achieve a calendar month leveraged investment objective may cause the Fund to provide returns for a longer period that are worse than expected. In addition, even though the Fund may meet its calendar month leveraged investment objective over a period of time, this will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period.

Valuation
Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern Time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the performance of the Fund that tracks a foreign market index or an index that includes foreign securities can vary from the performance of that index.

Fund Performance

The following
performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The table shows how the Fund’s average annual returns for the 1 year,
5 year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

The performance shown prior to September 30, 2009 reflects previous daily, instead of monthly, leveraged investment objectives. The Fund sought a daily leveraged investment objective of 200% until September 30, 2009. At that time, the Fund began to seek a monthly leveraged investment objective of 200%. If the investment objective of the Fund had remained a daily leveraged investment objective of 200% of the Index instead of a monthly leveraged investment objective of 200%, the calendar year performance of the Fund would have varied from that shown.

Total Return for the Calendar Years Ended December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 45.51% for the quarter ended June 30, 2009 and its lowest calendar quarter return was -58.95% for the quarter ended December 31, 2008. The year-to-date return as of September 30, 2013 was 5.14%.

Average Annual Total Returns (for the periods ended December 31, 2012)

1 Year

5 Years

  Since Inception
(February 17, 2005)

Return Before Taxes

–3.08%

–14.36%

1.09%

Return After Taxes on Distributions

–3.08%

–14.36%

0.20%

Return After Taxes on Distributions and Sale of Fund Shares

–2.00%

–11.54%

0.72%

Morgan Stanley Commodity Related Equity Index (reflects no deduction for fees, expenses or taxes)

–0.51%

–0.86%

8.90%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio
Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager

Years of Service with the Fund

Primary Title

Paul Brigandi

Since Inception in 2005

Portfolio Manager

Tony Ng

Since 2006

Portfolio Manager

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Direxion Monthly Commodity Bull 2X Fund

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds — Direxion Monthly Commodity Bull 2X Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Purchase Methods

Initial Purchases

Subsequent Purchases

Minimum Investment: Traditional Investment Accounts

$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.

$500

Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)

$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.

$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.
Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them.

Payments to
Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus

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  Direxion Monthly Commodity Bull 2X Fund
SEC File Number: 811-8243